Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

4. Income Taxes

The provision for income taxes consists of the following:

Year Ended	December 31, 2022	December 31, 2021

Current:
Federal	$-	$-
State	-	-

Total current	-	-

Deferred:
Federal	-	-
State	-	-

Total deferred	-	-

Provision for income taxes	$-	$-

The components of deferred tax assets and liabilities consist of the following:

	December 31, 2022	December 31, 2021

Deferred tax assets
Net operating losses	$10,971,000	$9,189,000
Accrued expenses	692,000	693,000
R&D credits	938,000	624,000
Stock compensation	7,751,000	8,287,000

Total	20,352,000	18,793,000

Less: Valuation allowance	(20,352,000)	(18,793,000)

	$-	$-

The Company’s federal and state net operating loss carryforwards at December 31, 2022 and 2021 were approximately $35,757,000 and $32,673,000, respectively, and will begin to expire in 2027 if not utilized.

The Company reviews its deferred tax assets for realization based upon historical taxable income, prudent and feasible tax planning strategies, the expected timing of the reversals of existing temporary differences and expected future taxable income. The Company has concluded that it is more likely than not that the deferred tax assets will not be realized. Accordingly, the Company has recorded a valuation allowance against the net deferred tax assets in the amount of $20,352,000 at December 31, 2022. The net change in the valuation allowance for the year ended December 31, 2022 was $1,559,000.

The effective tax rate differs from the statutory tax rate principally due to the change in valuation allowance, nondeductible permanent differences, credits, and state income taxes.

A reconciliation of the federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2022 and 2021 is as follows:

	December 31, 2022	December 31, 2021

Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	24.9%	6.2%
Nondeductible permanent items	(4.4)%	(0.1)%
Deferred tax rate change	-%	-%
Research and development credit	21.1%	0.3%
Change in valuation allowance	(62.6)%	(27.4)%
Income tax provision	0.0%	0.0%

The Company’s effective tax rate is 0% for income tax for the years ended December 31, 2022 and 2021. Based on the weight of available evidence, including cumulative losses since inception and expected future losses, the Company has determined that it is more likely than not that the deferred tax asset amount will not be realized and therefore a valuation allowance has been provided on net deferred tax assets.

The Company files tax returns for U.S. Federal, State of Massachusetts, and State of California. The Company is not currently subject to any income tax examinations. Since the Company’s inception, the Company had incurred losses from operations, which generally allows all tax years to remain open.